SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

check the appropriate box:
         [X]      Preliminary Proxy Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [  ]     Definitive Proxy Statement
         [  ]     Definitive Additional Materials
         [  ]     Soliciting Material Pursuant to section 240.14a-11(c) or
                  section 240.14a-12

--------------------------------------------------------------------------------
                               Orchard Series Fund
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
                            Beverly A. Byrne, Esquire
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
         [X]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

                  (1) Title of Each class of securities to which transaction applies:

                  ----------------------------------------------------------

                  (2) Aggregate number of securities to which transaction applies:

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                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ----------------------------------------------------------

                  (4) Proposed maximum aggregate value of transaction:

                  ----------------------------------------------------------

                  (5) Total fee paid:

                  ----------------------------------------------------------

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                  ----------------------------------------------------------
                  (2) Form, Schedule or Registration No.:

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                  (3) Filing Party:

                  ----------------------------------------------------------
                  (4) Date Filed:

                  ----------------------------------------------------------

                               ORCHARD SERIES FUND

                    Executive Offices:  8515 East Orchard Road
                                        Greenwood Village, Colorado 80111

                    Mailing Address:    P.O. Box 1700
                                        Denver, Colorado 80201

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

         Orchard S&P 500(R) Index Fund    Orchard Nasdaq-100(R) Index Fund
         Orchard DJIA(SM) Index Fund      Orchard Index 600 Fund
         Orchard Value Fund

TO THE SHAREHOLDERS OF ORCHARD SERIES FUND:

         You are hereby notified that, pursuant to the Bylaws of Orchard Series Fund ("Orchard"), a special meeting of shareholders (the "Meeting") will be held at 8525 East Orchard Road, Greenwood Village, Colorado on the April 4, 2002, at 1:30 p.m., Mountain Time, for the following purposes:

         1. To approve a new sub-advisory agreement reappointing Barclays Global Fund Advisors as sub-adviser. Only eligible shareholders of the following funds of Orchard are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIA(SM) Index and Orchard Index 600 Funds.

         2. To approve a new "manager-of-managers" structure for Orchard. Only eligible shareholders of the following funds of Orchard are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIA(SM) Index, Orchard Index 600 and Orchard Value Funds.

         3. To approve an amendment to the Investment Advisory Agreement regarding a new "manager of managers" structure for Orchard. Only eligible shareholders of the following funds of Orchard are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIA(SM) Index, Orchard Index 600 and Orchard Value Funds.

         The Board of Trustees has fixed the close of business on December 31, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts and variable life insurance policies and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest in the aforementioned Orchard Funds.

         You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Trustees of Orchard.

                                    By Order of the Board of Trustees,

                                    Beverly A. Byrne
                                    Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy card promptly.

                                 PROXY STATEMENT
                               ORCHARD SERIES FUND

                    Executive Offices:  8515 East Orchard Road
                                        Greenwood Village, Colorado 80111

                    Mailing Address:    P.O. Box 1700
                                        Denver, Colorado 80201

             SPECIAL MEETING OF SHAREHOLDERS OF ORCHARD SERIES FUND


Introduction

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Orchard Series Fund (the "Fund"), a Maryland corporation, to be voted at a special meeting of shareholders of Orchard (the "Meeting"), to be held at 8525 East Orchard Road, Greenwood Village, Colorado, on April 4, 2002, at 1:30 p.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be March 5, 2002.

         The Board of Trustees has fixed the close of business on December 31, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Not all of the Funds of Orchard (each an "Orchard Fund" and, collectively, the "Orchard Funds") will be affected by all of the proposals.

         Shares of the Funds are sold to certain qualified retirement plans and non-qualified deferred compensation plans. As well, shares of the Funds are sold to FutureFunds Series Account II of Great-West Life & Annuity Insurance Company ("GWL&A"), AHL Series (k) Account of Alta Health & Life Insurance Company, FutureFunds Series Account II of First Great-West Life & Annuity Insurance Company ("FGWLA") and TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. FutureFunds Series Account II, AHL Series (k) Account, FGWLA FutureFunds Series Account II and TNE Series
(k) Account are not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through FutureFunds Series Account II, Alta Series (k) Account, FGWLA FutureFunds Series Account II and TNE Series
(k) Account is not being solicited.

         The investment adviser to Orchard is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A. MCM also provides accounting and administrative services for Orchard. The principal underwriter to Orchard is One Orchard Equities, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

         The Orchard Funds will vote shares for which it does not receive instructions and shares owned by GWLA, which provided initial capital to the Fund, and shares owned by the Qualified Series Account, FutureFunds Series Account II, AHL Series (k) Account, FGWLA FutureFunds Series Account II and TNE Series (k) Account will be voted as recommended by the Board of Directors. Voting instructions to abstain on any proposal will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Orchard's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of Orchard or its agents or affiliates personally or by telephone.

         The following table indicates the eligible voters with respect to the proposals being presented at the Meeting:

======================================== ====================================== =====================================
Proposal                                                Summary                            Eligible Voters
======================================== ====================================== =====================================
---------------------------------------- -------------------------------------- -------------------------------------
1.  To approve a new sub-advisory        Shareholders are being asked to        Only shareholders having an
agreement reappointing Barclays Global   approve a new sub-advisory             interest in an investment option
Fund Advisors as sub-adviser.            agreement whereby Barclays Global      corresponding to the Orchard S&P
                                         Fund Advisors would provide the        500(R)Index, Orchard Nasdaq-100(R)
                                         day-to-day investment management of    Index, Orchard DJIA(SM) Index and
                                         their Orchard Fund and fees paid to    Orchard Index 600 Funds (the
                                         Barclays Global Fund Advisors would    "Equity Index Funds" or each an
                                         be based on the aggregate assets of    "Equity Index Fund") on the Record
                                         all Orchard Index Funds and Maxim      Date.
                                         Index Portfolios sub-advised by
                                         Barclays Global Fund Advisors.
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
2.  To approve a new                     Shareholders are being asked to        Contractowners having an interest
"manager-of-managers" structure for      approve a new "manager-of-managers"    in an investment option
Orchard.                                 structure for Orchard under which      corresponding to any of the Orchard
                                         Orchard's investment adviser, with
                                         Funds on the Record Date. the approval
                                         of Orchard's Board of Trustees, may
                                         enter into and make changes to
                                         sub-advisory agreements without
                                         shareholder approval.
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
3.  To approve an amendment to the       Shareholders are being asked to        Contractowners having an interest
investment advisory agreement            approve an amendment to the            in an investment option
regarding new "manager-of-managers"      investment advisory agreement          corresponding to any of the Orchard
structure for Orchard.                   relating to a new                      Funds on the Record Date.
                                         "manager-of-managers" structure for
                                         Orchard under which Orchard's
                                         investment adviser, with the
                                         approval of Orchard's Board of
                                         Trustees, may enter into and make
                                         changes to sub-advisory agreements
                                         without shareholder approval.
---------------------------------------- -------------------------------------- -------------------------------------

         The Board of Trustees, including all of the Trustees who are not "interested persons" of Orchard, MCM or, in the case of Proposal 1, Barclays Global Fund Advisors (the "Independent Trustees"), recommends that shareholders vote FOR each proposal.

         If the enclosed proxy card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from shareholders will be voted in favor of the proposals.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Orchard and the Orchard Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of Orchard knows of no other business, other than that set forth in Proposals 1 through 4, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

         Each Orchard Fund is a separate series of Orchard and is represented by a separate class of common stock. Holders of common stock of each Orchard Fund on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

         As of the Record Date, no persons other than the persons identified in the table below were entitled to provide voting instructions with respect to 5% or more of an Orchard Fund's outstanding shares. The address of each of these persons is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for each Orchard Fund, the number of shares of each Orchard Fund held by these respective entities and the percentage of the total shares outstanding as of December 31, 2001, are set forth in the table below. As of December 31, 2001, the Trustees and executive officers of Orchard did not directly own any shares of the Orchard Funds.

           BENEFICIAL OWNERS (HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF AN ORCHARD FUND) OF ORCHARD AS OF DECEMBER 31, 2001

------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Fund               Total         FutureFunds    TNE Series (k) Maxim        Maxim Moderately    Maxim Moderate   GWL&A
                   Outstanding   Series Account Account        Aggressive   Aggressive Profile  Profile II
                   Shares        II                            Profile II   II Portfolio        Portfolio
================== ============= ============== ============== ============ =================== ================ ===========
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Orchard Money      7,163,157.96
Market
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Orchard S&P 500(R) 43,455,358.32
Index
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Orchard            4,887,367.78
Nasdaq-100(R)Index
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Orchard DJIA(SM)     2,030,748.87
Index
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Orchard Index 600  14,312,906.49
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------
Orchard Value      269,235.56
------------------ ------------- -------------- -------------- ------------ ------------------- ---------------- -----------

PROPOSAL 1:       TO APPROVE A NEW SUB-ADVISORY AGREEMENT APPOINTING BARCLAYS
                  GLOBAL FUND ADVISORS AS SUB-ADVISER

         Only eligible shareholders of the Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIA(SM) Index and Orchard Index 600 Funds (each an "Orchard Index Fund" and collectively the "Orchard Index Funds") on the Record Date, are entitled to vote on this proposal.

         The Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of each of the Orchard Index Funds approve a proposal to adopt a new sub-advisory agreement by and between Orchard, MCM and Barclays Global Fund Advisors ("Barclays") with respect to each of the Orchard Index Funds (the "Orchard Index Sub-Advisory Agreement") in substantially the same form as attached hereto in Exhibit A.

         Barclays currently provides day-to-day investment management for each Orchard Index Fund. It is proposed that Barclays be appointed again as sub-adviser to provide the day-to-day management responsibilities for the Orchard Funds according to the terms and conditions of the Barclays Sub-Advisory Agreement attached hereto as Exhibit A. MCM will continue to be responsible for the overall management of each Orchard Index Fund and will continue to provide all the services it is obligated to provide to each Orchard Index Fund other than the services described in the Barclays Sub-Advisory Agreement. The services provided by Barclays will be subject to review by MCM and Orchard's Board of Trustees. The material terms and provisions of the Orchard Index Sub-Advisory Agreement are the same, in all substantive respects, as those which Barclays currently is and will continue to be subject to except that the Orchard Index Sub-Advisory Agreement would permit the aggregation of the assets held by all Orchard Index Funds, with those portfolios of the Maxim Series Fund, Inc. that are also sub-advised by Barclays, specifically: the Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600; Maxim Index 400; Maxim Index European; and Maxim Index Pacific Portfolios (each a "Maxim Index Portfolio" and collectively the "Maxim Index Portfolios") for purposes of calculating sub-advisory fees to be paid by MCM to Barclays. If the Orchard Index Sub-Advisory Agreement is approved, the total operating expense ratios for the Orchard Index Funds will not increase.

         Description of Orchard Index Sub-Advisory Agreement

         The proposed Orchard Index Sub-Advisory Agreement provides in pertinent part that:

o MCM will pay Barclays a portion of the investment management fee that MCM receives from each Orchard Index Fund (as more fully described in the Orchard Index Sub-Advisory Agreement) as follows: for the aggregate assets of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600, Maxim Index 400, Maxim Index European and Maxim Index Pacific Portfolios, and Orchard S&P 500 Index(R), Orchard Index 600, Orchard Nasdaq-100 Index(R), and Orchard DJIA Index(SM) Funds - - first $2.250 billion of average daily net assets- 0.03%; next $1.000 billion - 0.02%; over $3.250 billion - 0.01%.
o Barclays will manage the Orchard Index Funds' investments and otherwise determine what investments each such Orchard Index Fund will purchase, retain and sell.
o Barclays will select brokers to effect trades for the Orchard Index Funds. Barclays may select Barclays Global Investor Services, a Barclays' affiliate, to effect such trades in accordance with procedures adopted by Orchard's Board of Trustees.
o Barclays will maintain certain books and records on behalf of the Orchard Index Funds.
o Barclays will provide regular reports to MCM and Orchard's Board of Trustees with respect to the implementation of the approved overall investment plan for each Orchard Index Fund and any other activities in connection with the management of the assets of each Orchard Index Fund.
o MCM and Barclays will arrange for an administrative process which permits MCM to appropriately reflect the transactions, positions and obligations of each Orchard Index Fund in the determination by MCM of the daily value of each Orchard Index Fund.

Information About Barclays

         Barclays, in combination with its worldwide advisory affiliates, is one of the largest managers of index-style pooled investment vehicles in the world with approximately $__ billion under management. Barclays is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a corporation organized under the laws of the United States. The address for Barclays and BGI is 45 Fremont Street, San Francisco, CA 94105. The table below lists the name, address and principal occupation of the principal executive officers and each director of Barclays.

           Name                         Title
           ---------------------------  ------------------------------------
           Andrea Zulberti              Director
           Patricia Dunn                Director and Managing Director
           Garrett F. Bouton            Chairman and Chief Executive Officer

         Each of the above persons is an employee of Barclays and BGI, and their business address is: 45 Fremont Street, San Francisco, CA 94105.

Reasons for the Proposal

         MCM has proposed the continued designation of Barclays as sub-adviser for each Orchard Index Fund in order to take advantage of Barclays' experience and expertise as managers of index-styled pools. As of December 31, 2001, Barclays and its affiliates managed over $__ billion in assets and, Barclays itself managed $__ billion as of December 31, 2001. MCM believes efficiencies of scale may continue to be achieved by utilizing Barclays' resources in implementing the overall investment plan for each Orchard Index Fund. These efficiencies include the potential to more closely track the benchmark indexes of the Orchard Index Funds and, therefore, enhance investment performance. As such a large manager of index-styled mutual funds, Barclays personnel are also well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Orchard Index Funds, consulting as appropriate with MCM, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Orchard Index Funds.

Barclays' Securities Lending Program

         When Barclays was originally appointed as sub-adviser to the Orchard Index Funds, Orchard's Board of Trustees intended that BGI would serve as the securities lending agent for the Orchard Index Funds. Consequently, Orchard, Barclays and BGI have sought exemptive relief from the SEC to permit BGI to receive a fee for providing such services to the Orchard Index Funds. If the requested relief is granted, BGI will be compensated as lending agent based on a percentage of the revenue generated by an Orchard Index Fund's participation in the program. The Board of Trustees will obtain competing quotes with respect to lending agent fees to assist the Board in making the following findings: that
(i) the contract with BGI is in the best interest of the Orchard Index Funds and their shareholders; (ii) the services performed by BGI are required for the Orchard Index Funds; (iii) the nature and quality of the services provided by BGI are at least equal to those provided by others offering the same or similar services; and (iv) the fees for BGI's services are fair and reasonable in light of the usual and customary charges imposed by others for services of the same nature and quality. As well, the contract with BGI for lending agent services will be reviewed at least annually and will be approved for continuation only if a majority of the Board (including a majority of Independent Trustees) makes the foregoing findings. There is no guarantee that the SEC will grant the requested relief.

Other Matters Considered by the Board

         The proposal concerning the Orchard Index Sub-Advisory Agreement was approved by the Board of Trustees of Orchard, and all the Independent Trustees, on December 14, 2000. The Board received materials relating to the proposed Orchard Index Sub-Advisory Agreement in advance of the meeting at which the Orchard Index Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Trustees considered information about, among other things:

o    Barclays and its personnel, resources and investment process;
o the advisory fee rates payable to Barclays by MCM and by other funds and client accounts managed or sub-advised by Barclays, and payable by similar funds managed by other advisers (Exhibit B to this Proxy Statement contains information about the fees paid to Barclays by other funds managed or sub-advised by Barclays that have investment objectives similar to those of the Orchard Index Funds);
o the total expense ratios of the Orchard Index Funds and of similar funds managed by other advisers; o Barclays' practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Orchard Index Funds; and
o Barclays experience and expertise as managers of index style mutual funds and the fact that efficiencies of scale may continue to be achieved by utilizing the resources of Barclays to implement the overall investment plan for each Orchard Index Fund including the potential to more closely track the respective benchmark indexes of the Orchard Index Funds and, therefore, enhance investment performance.

         After considering all information deemed necessary, the Board determined that the proposal is in the best interest of each Orchard Index Fund. Accordingly, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the proposal and to recommend to shareholders of each Orchard Index Fund that they vote "FOR" the proposed Orchard Index Sub-Advisory Agreement.

Information About MCM and the Advisory Agreement

     MCM is a wholly-owned subsidiary of GWL&A. GWL&A is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. ("Lifeco") is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     The table below lists the name and principal occupation of each officer and director of MCM. The business address for each of these persons is: 8515 East Orchard Road, Greenwood Village, Colorado 80111.

S. Mark Corbett            Manager, MCM; Senior Vice President, Investments, GWL&A
Mitchell T.G. Graye        Manager and President, MCM; Executive Vice President and Chief Financial Officer, GWL&A
Wayne Hoffmann             Manager, MCM; Senior Vice President, Investments, GWL&A.
Douglas L. Wooden          Manager, MCM; Executive Vice President, Financial Services, GWL&A

Graham R. McDonald         Treasurer, MCM; Vice President, Investment Administration, GWL&A
Beverly A. Byrne           Secretary, MCM; Vice President, Counsel and Associate Secretary, GWL&A

Mr. Graye is also a member of the Orchard's Board of Trustees. Mr. McDonald is Treasurer of Orchard and Ms. Byrne is Secretary of Orchard. No officer or trustee of Orchard has any securities or other material direct or indirect interest in MCM or GWL&A. William T. McCallum, Director and President of Orchard is President and Chief Executive Officer of GWL&A and Co-President and Chief Executive Officer of Great-West Lifeco Inc. Glen R. Derback, Controller of Orchard is Vice President and Controller of GWL&A ; Bruce A. Burrey, Assistant Controller of Orchard is Corporate Controller, Financial Services Division, GWL&A ; Bruce Hatcher, Assistant Treasurer of Orchard is Manager, GWL&A ; Mary Maiers, Assistant Treasurer and Investment Operations Compliance Officer of Orchard is Manager, GWL&A ; and David Buhler, Assistant Secretary and Legal Compliance Officer of Orchard is Senior Associate Counsel, GWL&A. Messrs. McCallum, Graye, Wooden, Corbett, Hoffmann, Derback and McDonald and Ms. Byrne have been granted stock options in Lifeco stock. Mr. Wooden currently owns stock in Power Financial Corporation and Mr. Graye has stock options in Power Financial Corporation stock. No other officer or director of the Fund has any other material direct or indirect interest in Lifeco or Power Financial Corporation.

         The investment advisory agreement between Orchard and MCM became effective on December 5, 1997 for the Orchard S&P 500(R) Index and Orchard Index 600 Funds and effective on August 25, 2000 for the Orchard Nasdaq-100(R) Index and Orchard DJIA(SM) Index Funds. The Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually by the Board of Trustees including the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Orchard Fund.

         Under the terms of investment advisory agreement with Orchard, GWCM provides Orchard with all necessary office facilities and personnel for servicing Orchard's investments, compensates all officers of Orchard and all Trustees who are "interested persons" of Orchard or of GWCM, and all personnel of Orchard or GW Capital Management performing services relating to research, statistical and investment activities. In addition, GWCM, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of Orchard. These services include providing facilities for maintaining Orchard's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Orchard; preparing all general shareholder communications and conducting shareholder relations; maintaining the Orchard's records and the registration of Orchard's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Orchard; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. GWCM also is authorized to retain sub-advisers to provide day-to-day investment management for the Funds. For these services, GWCM is compensated 0.60% of the average daily net assets of the Funds. During the calendar year ended December 31, 2001, GWCM was paid the following investment advisory fees for the Funds:
Orchard S&P 500(R) Index - $_______; Orchard Index 600 - $_______; Orchard Nasdaq-100(R) Index - $_______; Orchard DJIA(SM) Index - $_______.

Vote Required

         In order for this proposal to be approved for a particular Orchard Index Fund, the affirmative vote of the holders of a 1940 Act Majority of a particular Orchard Index Fund is required for approval of Proposal 1 regarding the new Orchard Index Sub-Advisory Agreement. Consequently, this proposal will be acted upon separately by each Orchard Index Fund; however; the affirmative vote by a 1940 Act Majority of the holders of each Orchard Index Fund is required for approval of Proposal 1 with respect to the proposed Orchard Index Sub-Advisory Agreement.

         Further, as the aggregation of assets for purposes of calculating the sub-advisory fees to be paid by MCM to Barclays is intended to apply to both the Orchard Index Funds and the Orchard Index Funds, the Board of Trustees for the Orchard Index Funds will also be seeking approval by the holders of the Orchard Index Funds of a proposal to adopt a new sub-advisory agreement by and between the Orchard Index Funds, MCM and Barclays (the "Orchard Index Sub-Advisory Agreement") which will reflect the same sub-advisory compensation schedule contained in the proposed Orchard Index Sub-Advisory Agreement. The Orchard Index Sub-Advisory Agreement will similarly be acted upon separately by each Orchard Index Fund and require the affirmative vote by a 1940 Act Majority of the holders of each Orchard Index Fund for approval of the Orchard Index Sub-Advisory Agreement.

         Thus, it is the intent of Orchard's Board of Trustees that approval of this Proposal 1 be predicated not only upon approval of this Proposal 1 by the affirmative vote of a 1940 Act Majority of the holders of each Orchard Index Fund but also upon the approval of the proposed Orchard Index Sub-Advisory Agreement by the affirmative vote of a 1940 Act Majority of the holders of each Orchard Index Fund.

         Further, if the proposed Orchard Index Sub-Advisory Agreement is not properly approved by shareholders of the Orchard Index Funds or the proposed Orchard Index Sub-Advisory Agreement is not properly approved by shareholders of the Orchard Index Funds, the Current Orchard Index Sub-Advisory Agreement will continue in its present form, and the Board of Trustees will consider other actions that may be taken.

PROPOSAL 2:  TO APPROVE A NEW MANAGER-OF-MANAGERS STRUCTURE FOR ORCHARD

         Eligible shareholders of all of the Orchard Fund on the Record Date, are entitled to vote on this proposal to approve a new "manager-of-managers" structure for Orchard under which MCM, Orchard's Investment Adviser, and Orchard's Board of Trustees may enter into and make material changes to sub-advisory agreements without shareholder approval.

         Orchard's Board of Trustees, including all of the independent Trustees, has unanimously approved, and recommends that the shareholders of each affected Orchard Fund approve a proposal to adopt a manager-of-managers structure. This new structure will not change advisory fees paid for by any Orchard Fund.

         Under a manager-of-managers structure, MCM will be authorized to select (with the approval of Orchard's Board of Trustees, including a majority of the Independent Trustees) one or more sub-advisers to handle the day-to-day investment management of each Orchard Fund. MCM pays the fee of any sub-adviser out of its own advisory fees so portfolio expenses do not increase when a sub-adviser is hired. Under this structure, MCM will monitor each sub-adviser's performance through quantitative and qualitative analysis and periodically report to Orchard's Board of Trustees as to whether each sub-adviser's agreement should be renewed, terminated or modified. At present, the following Orchard Funds are sub-advised by a single sub-adviser:

         Orchard DJIA(SM) Index Fund      Orchard Nasdaq-100 Index(R) Fund
         Orchard Index 600 Fund           Orchard S&P 500 Index(R) Fund
         Orchard Value Fund

In the future, however, one or more Orchard Funds, as determined by MCM, may be sub-advised by two or more sub-advisers. Under these circumstances, MCM will also be responsible for allocating assets between and among such sub-advisers.

         Currently, Orchard must prepare a proxy statement and obtain approval from shareholders of the applicable Orchard Funds to enter into or materially change any sub-advisory agreement. Under the proposed manager-of-managers structure, approval of shareholders having voting rights would not be required. Instead, MCM (with the approval of Orchard's Board of Trustees, including a majority of the Independent Trustees) could hire new sub-advisers, terminate existing sub-advisers and/or materially amend agreements with sub-advisers without incurring the expense and delay of preparing a proxy statement and conducting a corresponding meeting of shareholders having voting rights.

         Nevertheless, even though approval of shareholders having voting rights would not be required, Orchard would send shareholders having voting rights an information statement containing substantially all of the information about any new sub-adviser and the new or amended sub-advisory agreement that would otherwise have been included in a proxy statement. Orchard and MCM believe that this structure allows advisory changes, if any, to be made more quickly and efficiently, without sacrificing the quality of service to shareholders.

         The manager-of-managers structure is permitted under an order issued by the SEC. That order requires that Orchard seeks your approval of the structure before it is implemented. It is that approval that is being sought under this Proposal No. 2.

Recommendation of the Board of Trustees

         At a meeting held on December 14, 2000, the Board of Trustees evaluated this proposal. Prior to and during the meeting, the Board of Trustees requested information deemed necessary to enable it to determine whether the proposal is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Trustees determined that this proposal is reasonable and in the best interest of each Portfolio and its shareholders. The Board considered that the advisory fees for each Portfolio would not change as a result of the proposal and that the new "manager-of-managers" structure will provide an opportunity to hire new sub-advisers and materially amend sub-advisory agreements more efficiently and with less expense. Accordingly, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the proposal and to recommend to shareholders of each Portfolio that they vote "FOR" the proposed change.

Vote Required

         This proposal will be acted upon separately by each Portfolio. In order for this proposal to be approved for a Portfolio, the affirmative vote of the holders of a 1940 Act Majority is required. If this proposal is not approved by the requisite vote of shareholders, the Board of Trustees will consider other actions that may be taken.

PROPOSAL 3:  TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT
             REGARDING A NEW MANAGER-OF-MANAGERS STRUCTURE

         Eligible shareholders of all of the Orchard Funds on the Record Date, are entitled to vote on this proposal to approve an amendment to the investment advisory agreement between Orchard and MCM (the "Current Agreement") regarding a new manager-of-managers structure.

         Orchard's Board of Trustees, including the Independent Trustees, has unanimously approved, and recommends that the shareholders of each affected Orchard Fund approve a proposal to amend the Current Agreement between Orchard and MCM (the "Amendment"). If the Amendment is approved at the Meeting, ADVISORY FEES UNDER THE CURRENT AGREEMENT WILL NOT CHANGE.

         The Amendment reflects the adoption of a manager-of-managers structure by Orchard. Under a manager-of-managers structure, MCM will be authorized (with the approval of Orchard's Board of Trustees, including a majority of the Independent Trustees) to select one or more sub-advisers to handle the day-to-day investment management of each Portfolio and to make material changes to sub-advisory agreements without shareholder approval. MCM pays the fee of any sub-adviser out of its own advisory fees so portfolio expenses do not increase when a sub-adviser is hired. Under this structure, MCM will monitor each sub-adviser's performance through quantitative and qualitative analysis and periodically report to Orchard's Board of Trustees as to whether each sub-adviser's agreement should be renewed, terminated or modified. At present, the following Portfolios are sub-advised by a single sub-adviser:

         Orchard DJIA(SM) Index Fund       Orchard Nasdaq-100 Index(R) Fund
         Orchard Index 600 Fund            Orchard S&P 500 Index(R) Fund
         Orchard Value Fund

In the future, however, one or more Portfolios, as determined by MCM, may be sub-advised by two or more sub-advisers. Under these circumstances, MCM will also be responsible for allocating assets between and among such sub-advisers.

Information About MCM and the Current Agreement

         MCM is a wholly-owned subsidiary of GWL&A. GWL&A is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. ("Lifeco") is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

         The table below lists the name and principal occupation of each officer and director of MCM. The business address for each of these persons is: 8515 East Orchard Road, Greenwood Village, Colorado 80111.

S. Mark Corbett            Manager, MCM; Senior Vice President, Investments, GWL&A
Mitchell T.G. Graye        Manager, MCM; Executive Vice President and Chief Financial Officer, GWL&A
Wayne Hoffmann             Manager, MCM; Senior Vice President, Investments, GWL&A.
Douglas L. Wooden          Manager and President, MCM; Executive Vice President, Financial Services, GWL&A

Graham R. McDonald         Treasurer, MCM; Vice President, Investment Administration, GWL&A
Beverly A. Byrne           Secretary, MCM; Vice President, Counsel and Associate Secretary, GWL&A

Mr. Graye is also a member of the Orchard's Board of Trustees. Mr. McDonald is Treasurer of Orchard and Ms. Byrne is Secretary of Orchard. No officer or trustee of Orchard has any securities or other material direct or indirect interest in MCM or GWL&A. William T. McCallum, Director and President of Orchard is President and Chief Executive Officer of GWL&A and Co-President and Chief Executive Officer of Great-West Lifeco Inc. Glen R. Derback, Controller of Orchard is Vice President and Controller of GWL&A ; Bruce A. Burrey, Assistant Controller of Orchard is Corporate Controller, Financial Services Division, GWL&A ; Bruce Hatcher, Assistant Treasurer of Orchard is Manager, GWL&A ; Mary Maiers, Assistant Treasurer and Investment Operations Compliance Officer of Orchard is Manager, GWL&A ; and David Buhler, Assistant Secretary and Legal Compliance Officer of Orchard is Senior Associate Counsel, GWL&A. Messrs. McCallum, Graye, Wooden, Corbett, Hoffmann, Derback and McDonald and Ms. Byrne have been granted stock options in Lifeco stock. Mr. Wooden currently owns stock in Power Financial Corporation and Mr. Graye has stock options in Power Financial Corporation stock. No other officer or director of the Fund has any other material direct or indirect interest in Lifeco or Power Financial Corporation.

         The Current Agreement, attached hereto as Exhibit C, between Orchard and MCM became effective on December 5, 1997 and as amended effective February 2, 1998 and August 15, 2000. As approved, the Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually by the Board of Trustees including the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the voting securities of that Portfolio.

         Under the terms of the Current Agreement, MCM provides Orchard with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of Orchard and all Trustees who are "interested persons" of Orchard or of MCM, and all personnel of Orchard or MCM performing services relating to research, statistical and investment activities. In addition, MCM, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of Orchard. These services include providing facilities for maintaining Orchard's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Orchard; preparing all general shareholder communications and conducting shareholder relations; maintaining Orchard's records and the registration of Orchard's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Orchard; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. MCM also is authorized to retain sub-advisers to provide day-to-day investment management for the Portfolios. The compensation rate for these services and advisory fees paid to MCM during fiscal year 2001 are set forth below.

------------------------------------------------------ -------------------------------- -----------------------------
                                                         Fees As % of Average Daily             Fees Paid in
                        Fund                                     Net Assets                   Fiscal Year 2001
------------------------------------------------------ -------------------------------- -----------------------------
------------------------------------------------------ -------------------------------- -----------------------------
Orchard Money Market Fund
------------------------------------------------------ -------------------------------- -----------------------------
------------------------------------------------------ -------------------------------- -----------------------------
Orchard S&P 500(R) Index Fund
------------------------------------------------------ -------------------------------- -----------------------------
------------------------------------------------------ -------------------------------- -----------------------------
Orchard Nasdaq-100(R) Index Fund
------------------------------------------------------ -------------------------------- -----------------------------
------------------------------------------------------ -------------------------------- -----------------------------
Orchard DJIA(SM) Index Fund
------------------------------------------------------ -------------------------------- -----------------------------
------------------------------------------------------ -------------------------------- -----------------------------
Orchard Index 600 Fund
------------------------------------------------------ -------------------------------- -----------------------------
------------------------------------------------------ -------------------------------- -----------------------------
Orchard Value Fund
------------------------------------------------------ -------------------------------- -----------------------------

The Amendment

         The Amendment as it will appear in the Current Agreement is attached hereto as Exhibit D. The Amendment provides in pertinent part that:

o MCM may engage one or more sub-advisers for each Orchard Fund which will have primary responsibility for determining what investments the Portfolio will purchase, retain, and sell;

o MCM may replace an Orchard Fund's sub-adviser or amend a sub-advisory contract; and

o If an Orchard Fund has more than one sub-adviser, MCM will determine the allocation of assets among that Orchard Fund's sub-advisers.

Recommendation of the Board of Trustees

         At meetings held on December 14, 2000, and February 5, 2002, the Board of Trustees evaluated this proposal. Prior to and during the meeting, the Board of Trustees requested information deemed necessary to enable it to determine whether the proposal to approve the Amendment is in the best interest of each Orchard Fund and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Trustees determined that this proposal is reasonable and in the best interest of each Orchard Fund and its shareholders. The Board considered that the advisory fees for each Orchard Fund would not change as a result of the Amendment and that the new "manager-of-managers" structure will provide an opportunity to hire new sub-advisers and materially amend sub-advisory agreements more efficiently and with less expense. The Board also considered that all other provisions of the Current Agreement will not change. Accordingly, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the proposal and to recommend to shareholders of each Orchard Fund that they vote "FOR" the proposed Amendment.

Vote Required

         This proposal will be acted upon separately by each Orchard Fund. In order for this proposal to be approved for an Orchard Fund, the affirmative vote of the holders of a 1940 Act Majority is required. If this proposal is not approved by the requisite vote of shareholders, the Board of Trustees will consider other actions that may be taken.


                             ADDITIONAL INFORMATION

Shareholder Proposals

         Orchard does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Orchard in writing a reasonable amount of time before Orchard solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Orchard will furnish, without charge, a copy of the 2001 annual report upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 75332.

                                    BY ORDER OF THE BOARD OF TRUSTEES,



                                    Beverly A. Byrne
                                    Secretary

                                    EXHIBIT A

                                     Form of
                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this ___ day of ____, 2002 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors, a corporation organized under the laws of California, registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Orchard Series Fund, a Delaware Business Trust ("Orchard" or "the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to Orchard ______ funds (the "Portfolios") listed in Schedule A attached hereto, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble

         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser

         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

                  (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;
                  (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;
                  (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;
                  (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
                  (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (f) communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;
                  (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;
                  (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;
                  (j) arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;
                  (k)      vote all shares held by the Portfolios.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

         If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

         A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

         Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser's overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage

         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser

         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

         Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement

         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios; and this Agreement shall come into full force and effect on the date it is so approved.

                                   ARTICLE VII
                        Term of the Agreement; Amendment

         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:
         (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;
         (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;
         (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and
         (d)      shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping

         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification

         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents

         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law

         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts

         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete

         The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

         (a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;
         (b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
         (c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

         In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

         For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

         For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

         The following situations are not subject to the provisions of this
Section XV:
         (a) Customer has a pre-existing relationship with Sub-adviser; or
         (b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or
         (c) no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices

         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Witness:                                 G W CAPITAL MANAGEMENT, LLC


                                         By:
------------------------------           --------------------------------------

Name:                                    Name:
                                         Title:
                                         Address: 8515 East Orchard Road
                                                  Greenwood Village, CO  80111
                                                  Attn:  Secretary

Witness:                                 ORCHARD SERIES FUND


                                         By:
------------------------------           --------------------------------------
Name:                                    Name:
                                         Title:
                                         Address: 8515 East Orchard Road
                                         Greenwood Village, CO  80111
                                         Attn:  Secretary

Witness:                                 BARCLAYS GLOBAL FUND ADVISORS


                                         By:
------------------------------           --------------------------------------
Name:                                    Name:
                                         Title:

                                         By:
                                         --------------------------------------
                                         Name:
                                         Title:
                                         Address: 45 Fremont Street
                                                  San Francisco, CA 94105
                                                  Attn:  Legal Department

                                   Schedule A

Orchard DJIA(SM) Index Fund
Orchard Index 600 Fund
Orchard Nasdaq-100 Index(R) Fund
Orchard S&P 500 Index(R) Fund

                                   Schedule B


Maxim Stock Index, Maxim Growth Index,
Maxim Value Index, Orchard Index 600,
Orchard Index 400, Orchard Index European and
Orchard Index Pacific Portfolios,
and Orchard S&P 500 Index(R),
Orchard Index 600, Orchard Nasdaq-100 Index(R),
and Orchard DJIA Index(SM) Funds:                  First $2.250 billion   0.03%
                                                   Next $1.000 billion    0.02%
                                                   Over $3.250 billion    0.01%

                                    Exhibit B

             Certain Other Investment Companies Advised by Barclays

Barclays acts as investment adviser or sub-adviser to the following other investment companies that have investment objectives similar to the Equity Index Portfolios', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

--------------------------------- ---------------------- ------------------------------ ----------------------------
                                  Net Assets of Other                                   Barclays' Relationship to
Name of Fund                      Funds at December      Fee Rate                       Other Fund (Adviser or
                                  31, 2001                                              Sub-Adviser)
--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Master Investment Portfolio S&P   $                      0.05%                          Advisor
500 Fund

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
American Century Equity Index     $                      0.05% - 1st $200 million;      Sub-advisor
Fund                                                     0.02% next $300 million;
                                                         0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Jefferson Pilot S&P 500 Fund      $                      0.05% - 1st $500 million;      Sub-advisor
                                                         0.025% next $500 million;
                                                         0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Smith Barney S&P 500 Fund         $                      0.02%                          Sub-advisor

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Smith Barney Russell 1000 Growth  $                      0.02%                          Sub-advisor

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Smith Barney Russell 1000 Value   $                      0.02%                          Sub-advisor

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
State Farm Large Cap Equity       $                      0.15% - 1st $50 million;       Sub-advisor
Index                                                    0.02% next $500 million;
                                                         0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Vantagepoint S&P 500 Fund         $                      0.04% - 1st $500 million;      Sub-advisor
                                                         0.02% next $200 million;
                                                         0.01% thereafter

--------------------------------- ---------------------- ------------------------------ ----------------------------
--------------------------------- ---------------------- ------------------------------ ----------------------------
Wells Fargo Trust Index           $                      0.20% - 1st $500 million;      Sub-advisor
Allocation Fund                                          0.15% next $50 million;
                                                         0.10% thereafter
--------------------------------- ---------------------- ------------------------------ ----------------------------

Barclays has not waived, reduced or otherwise agreed to reduce its fee under any contract referred to in the table above.

                                    EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT

         This INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made this 5th day of December, 1997, by and between Orchard Series Fund, a Delaware business trust (the "Trust"), and GW Capital Management, LLC, a Colorado Limited Liability Company (the "Adviser"), whereby it is agreed as follows:

                                    ARTICLE I
                           Appointment of the Adviser

         A. The Funds. The term "Funds" in this Agreement shall refer, collectively, to the following series of the Trust:

                  Orchard Money Market Fund
                  Orchard Preferred Stock Fund
                  Orchard Index 600 Fund
                  Orchard Index 500 Fund
                  Orchard Index Pacific Fund
                  Orchard Index European Fund

         B. Appointment. The Trust hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Funds and to administer the business affairs of the Funds, for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

                                   ARTICLE II
                              Duties of the Adviser

         A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of the Funds, the Adviser shall, when appropriate and consistent with the limitations set forth in Section C of this Article:

         (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Funds;

         (b) consult with and recommend to the Board of Trustees of the Trust (the "Board") an overall investment plan with respect to each of the Funds;

         (c) seek out, present, and recommend, specific investment opportunities, consistent with any overall investment plan approved by the Board;

         (d) take such steps as are necessary to implement any overall investment plan approved by the Board, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Funds, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

         (e) regularly report to the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Funds;

         (f) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Funds; and

         (g) determine the net asset value of the Funds as required by applicable law.

         If the Funds would, in the judgment of the Adviser, benefit from the use of supplemental investment research from third parties outside the context of brokerage transactions, the Adviser is authorized to obtain and pay from the Funds' assets a reasonable flat fee for such information. It is understood that expenses incurred by the Adviser may not necessarily be reduced as a result of the receipt of such information.

         B. Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of the Funds, including all financial reporting for the Funds. In this connection, the Adviser agrees to (a) assist in supervising all aspects of the Funds' operations, including the co-ordination of all matters relating to the functions of the custodian, transfer agent or other shareholder service agents, if any, accountants, attorneys and other parties performing services or operational functions for the Funds; (b) provide the Funds, at the Adviser's expense, with services of persons, who may be the Adviser's officers, competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, including duties in connection with certain reports and the maintenance of certain books and records of the Funds; and (c) provide the Funds, at the Adviser's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. Nothing contained herein will be construed to restrict the Trust's right to hire its own employees or to contract for services to be performed by third parties.

         C. Fidelity Bond. The Adviser shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer, manager and employee of the Trust and/or the Adviser who may singly or jointly with others have access to funds or securities of the Trust, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the trustees of the Trust who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended from time to time (the "Investment Company Act"), shall determine, with due consideration given to the aggregate assets of the Trust to which any such officer/manager or employee may have access. The premium for the bond shall be payable by the Trust in accordance with Section B of Article III.

         D. Limitations on Services. The Adviser shall perform the services under this Agreement subject to the Board's direction and in accordance with the investment objectives and policies set forth in the Trust's registration statement, as amended from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission.

         The Trust has furnished or will furnish the Adviser with copies of its Registration Statement, declaration of trust, and bylaws, each as currently in effect, and during the term of this Agreement agrees: (a) to furnish the Adviser with copies of all registration statements, proxy statements, reports to shareholders, sales literature, and other material prepared for distribution to shareholders of the Funds or the public that refer in any way to the Adviser not later than the date such material is first distributed to the public, or sooner if practicable, and the Trust shall not use such material, or shall discontinue use of such material, if the Adviser reasonably objects in writing within five
(5) business days (or within such other time as may be mutually agreed); (b) to furnish the Adviser with true and correct copies of each amendment or supplement to its Registration Statement, declaration of trust, or bylaws as soon as reasonably practicable; and (c) to provide the Adviser (i) with written notice of any resolutions, policies, restrictions of procedures adopted by the Board which affect the Adviser's investment management responsibilities hereunder; and
(ii) a list of every natural person or entity deemed by the Trust to be an "affiliated person" or "promoter" of or "principal underwriter" for the Trust or an affiliated person of such person, as such terms are defined in the Investment Company Act, and the Trust shall promptly notify the Adviser of any additions or deletions to such list.

                                   ARTICLE III
                           Compensation of the Adviser

         A. Investment Management Fee. As compensation for its services to the Trust under this Agreement, the Adviser shall receive monthly compensation with respect to each Fund at an annual rate based on a percentage of the average daily net assets of such Fund, according to the following schedule:

         Fund                                         Fee
         ----                                         ---
         Orchard Money Market Fund                    0.26%
         Orchard Preferred Stock Fund                 0.90%
         Orchard Index 600 Fund                       0.60%
         Orchard Index 500 Fund                       0.60%
         Orchard Index Pacific Fund                   1.00%
         Orchard Index European Fund                  1.00%

         In the event of the termination of this Agreement with respect to any Fund, the fee with respect to such Fund shall be reduced proportionately based on the number of calendar days during the last month in which this Agreement is in effect and shall be paid within five (5) business days of the date this Agreement is terminated with respect to such Fund. For purposes of calculating the Adviser's fee, the value of the net assets of the Funds shall be determined in the same manner as the Funds use to compute the value of their net assets in connection with the determination of the net asset value of their shares, all as set forth more fully in each of the Fund's current prospectus and statement of additional information.

         B. Expenses of the Adviser. The Adviser shall be responsible for all expenses incurred in performing the services set forth in Article II. These expenses include costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of the Funds; and paying the fees of all trustees of the Trust who are affiliated persons of the Adviser or any of its affiliates.

         C. Expenses of the Trust. The Trust pays all other expenses incurred in its operation and all of its general administrative expenses, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, trustees' fees, legal expenses, state franchise taxes, certain other taxes, expenses of registering the shares under federal and state securities laws, fees of the Securities and Exchange Commission, advisory fees, certain insurance premiums (including fidelity bond premiums), costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of board and shareholder meetings (including fees and expenses of the disinterested trustees), and any extraordinary expenses, including litigation costs. Accounting services are provided for the Funds by the Adviser and the Trust reimburses the Adviser for its costs in connection therewith.

         D. Expense Limitation. The Adviser agrees that if the total expenses of any Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items such as litigation expenses) for any fiscal year of the Trust exceed the lowest expense limitation imposed in any jurisdiction in which that Fund is then making sales of its shares or in which its shares are then qualified for sale, if any, the Adviser will pay or reimburse such Fund for that excess up to the amount of its management fees payable with respect to that Fund during that fiscal year. The amount of the monthly management fee payable by any Fund under Section A of this Article shall be reduced to the extent that the monthly expenses of that Fund, on an annualized basis, would exceed the foregoing limitation. At the end of each fiscal year of the Trust, if the aggregate annual expenses chargeable to any Fund for that year exceed the foregoing limitation, the Adviser will promptly reimburse that Fund for the amount of such excess to the extent not already reimbursed by reduction of the monthly management fee (but only up to the amount of its management fees payable with respect to that Fund during that fiscal year), but if such expenses are within the foregoing limitation, any excess amount previously withheld from the monthly management fee during that fiscal year will be promptly paid over to the Adviser.

         In the event that this Agreement (i) is terminated with respect to any one or more Funds as of a date other than the last day of the fiscal year of the Trust or (ii) commences with respect to one or more Funds as of a date other than the first day of the fiscal year of the Trust, then the expenses of such Fund or Funds shall be annualized and the Adviser shall pay to, or receive from, the applicable Fund or Funds a pro rata portion of the amount that the Adviser would have been required to pay or would have been entitled to receive, if any, had this Agreement been in effect with respect to such Fund or Funds for the full fiscal year.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage

         In connection with the management of the investment and reinvestment of the assets of the Funds, the Adviser is authorized to select the brokers or dealers that will execute the purchase and sale of portfolio securities for the Funds. The Adviser will use its best efforts on behalf of the Funds to obtain the best overall terms available for any transaction, taking into consideration such factors which the Adviser deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). The Adviser may also consider the brokerage and research services (as those term are defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended from time to time (the "Exchange Act")) provided to any Fund and/or other account over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser may pay a broker or dealer a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided (in terms of either that particular transaction or the Adviser's overall responsibilities). Subject to the terms of this Agreement and the provisions of the Investment Company Act, the Exchange Act and other applicable law, the Adviser may select a broker or dealer with which it or the Funds are affiliated. In addition, subject to obtaining the best price and execution, the Adviser may also allocate brokerage transactions of the Funds in a manner which takes into account the sale of shares of the Funds.

                                    ARTICLE V
                            Activities of the Adviser

         The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser and its affiliates shall be free to render similar services to others, provided its services under this Agreement are not impaired thereby. It is understood that trustees, officers, and shareholders of the Trust or a Fund are or may become interested in the Adviser as managers and officers of the Adviser or otherwise; that managers and officers of the Adviser are or may become similarly interested in the Trust or a Fund; and that the Adviser is or may become interested in the Trust or a Fund as a shareholder or otherwise. The Adviser shall notify the Trust of any change in its ownership or control that causes an "assignment" of this Agreement (as that term is defined in the Investment Company Act and the rules and regulations thereunder) within a reasonable time after such change.

         It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts. The Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Trust.

         Securities held by the Funds may also be held by separate accounts or other mutual funds for which the Adviser acts as an investment adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its subsidiaries or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Funds or other entities for which the Adviser or its subsidiaries act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Trust agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other accounts or clients, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or clients. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Funds.

                                   ARTICLE VI
                             Term of this Agreement

         A. Duration. This Agreement shall remain in effect for two years from the date hereof, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually (a) by the Board, including the votes of a majority of the trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval, or (b) by vote of a majority of the outstanding voting securities of such Fund. (As used in this Agreement, the terms "interested persons" and "vote of a majority of the outstanding voting securities" shall have meanings given to them in the Investment Company Act.)

         B. Amendment. Any amendment to this Agreement shall become effective with respect to any Fund upon approval of a majority of the outstanding voting securities of such Fund.

         C. Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Board, by vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, each on sixty (60) days prior written notice to the other party.

         D. Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

         E. Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the vote of a majority of the outstanding voting securities of any Fund shall be effective to continue, amend or terminate this Agreement with respect to such Fund notwithstanding (a) that such action has not been approved by vote of a majority of the outstanding voting securities of any other Fund, and (b) that such action has not been approved by vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

                                   ARTICLE VII
                                  Recordkeeping

         The Adviser agrees that all accounts and records which it maintains for the Trust shall be the property of the Trust and that it will surrender promptly to the designated officers of the Trust any or all such accounts and records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to such rules and regulations. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Funds in a confidential manner. All such accounts or records shall be made available within five (5) business days of the request to the Funds' accountants or auditors during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by any trustee or officer of the Trust or as may be required by any governmental agency having jurisdiction.

                                  ARTICLE VIII
                         Representations and Warranties

         A. The Trust represents and warrants that it is duly registered with the Securities and Exchange Commission under the Investment Company Act as an open-end management investment company, and that all required action has been or will be taken by the Trust under the Securities Act of 1933, as amended from time to time, and the Investment Company Act to permit the public offering of, and to consummate the sale of, shares of the Funds.

         B. The Adviser represents and warrants that it is duly registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

                                   ARTICLE IX
                            Liability of the Adviser

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its managers, officers, agents, employees, members, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its managers, officers, employees or agents shall be subject to liability to the Trust or to any of its shareholders for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or any of its shareholders in connection with the matters to which this Agreement relates. Any person, even though also a manager, partner, officer, employee or agent of the Adviser, who may be or becomes an officer, trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust to be rendering such services to or acting solely for the Trust and not as the Adviser's manager, partner, officer, employee or agent or as one under the Adviser's control or direction even though paid by the Adviser. The Adviser shall not be required to take any legal action on behalf of the Trust unless fully indemnified to its reasonable satisfaction for all costs and liabilities likely to be incurred or suffered by it. If the Trust requires the Adviser to take any action which in the Adviser's opinion may make the Adviser liable for payment of monies or liable in any other way, the Adviser shall be indemnified in any reasonable amount and form satisfactory to it as a prerequisite to taking such action. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or any manager of the Adviser, from liability in violation of
Section 17(h) and (i) of the Investment Company Act or other applicable law.

                                    ARTICLE X
                                 Subcontractors

         The Trust hereby agrees that the Adviser may subcontract for the performance of any of the services contemplated to be rendered by the Adviser to any Fund hereunder provided, however, that each subcontract meets all of the requirements of the Investment Company Act.

                                   ARTICLE XI
                             Limitation of Liability

         It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Trust personally, but shall bind only the property of the Trust, as provided in the Trust's declaration of trust.

                                   ARTICLE XII
                                  Miscellaneous

         A. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

         B. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         C. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal securities laws of the United States.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed of the date first written above.

ORCHARD SERIES FUND                     GW CAPITAL MANAGEMENT, LLC

By:     /s/ J.D. Motz                   By:     /s/ John T. Hughes
        ---------------------                   -----------------------
Name:   J.D. Motz                       Name:   J.T. Hughes
Title:  President                       Title:  President

Attest: /s/ Beverly A. Byrne            Attest: /s/ David G. McLeod
        ---------------------                   ------------------------
Name:   Beverly A. Byrne                Name:   David G. McLeod

                                  Amendment to

                          Investment Advisory Agreement

                                     between

                               Orchard Series Fund

                                       and

                           GW Capital Management, LLC

         The following amendment is made to the Investment Advisory Agreement between Orchard Series Fund and GW Capital Management, LLC dated December 5, 1997 ("the Agreement"), and is hereby incorporated into and made a part of the
Agreement:

         Article I, Section A is amended by adding the following:

         Orchard Value Fund

         Article II, Section A is amended by adding the following to the schedule:

         Orchard Value Fund              1.00%

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 27th day of February, 1998.

                                         ORCHARD SERIES FUND


Attest: /s/ Beverly A. Byrne             By:    /s/ J.D. Motz
        --------------------                    ---------------------
Name:   Beverly A. Byrne                 Name:  J.D. Motz
                                         Title: President

                                         GW CAPITAL MANAGEMENT, LLC


Attest: /s/ David G. McLeod              By:    /s/ John T. Hughes
        -------------------                     ---------------------
Name:   David G. McLeod                  Name:  J.T. Hughes
                                         Title: President

                   Amendment to Investment Advisory Agreement

                                  Amendment to

                          Investment Advisory Agreement

                                     between

                               Orchard Series Fund

                                       and

                           GW Capital Management, LLC

        The following amendment is made to the Investment Advisory Agreement between Orchard Series Fund and GW Capital Management, LLC dated December 5, 1997 ("the Agreement"), and is hereby incorporated into and made a part of the
Agreement:

        Article I, Section A is amended by adding the following:

        Orchard DJIA Index Fund
        Orchard NASDAQ-100 Index Fund

        Article II, Section A is amended by adding the following to the schedule:

        Orchard DJIA Index Fund              0.60%
        Orchard NASDAQ-100 Index Fund        0.60%

        IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 15th day of August , 2000.

                                         ORCHARD SERIES FUND


Attest: /s/ Beverly A. Byrne             By:    /s/ W.T. McCallum
        --------------------                    ------------------
Name:   Beverly A. Byrne                 Name:  W.T. McCallum
                                         Title: President

                                         GW CAPITAL MANAGEMENT, LLC


Attest: /s/ D.G. McLeod                  By:    /s/ J.T. Hughes
        ------------                            ----------------
Name:   D.G. McLeod                      Name:  J.T. Hughes
                                         Title: President

                                    EXHIBIT D

                                  Amendment to
                          Investment Advisory Agreement
                           between Orchard Series Fund
                         and GW Capital Management, LLC

         The following amendment is made to the Investment Advisory Agreement between Orchard Series Fund and GW Capital Management, LLC, dated December 5, 1997, as amended effective February 27, 1998 and August 15, 2000 (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

1. Article I, is amended by inserting the following Section E following Article I, Section D:

         D. Relationship With Sub-advisers Pursuant to Manager-of-Managers Structure. In fulfilling its duties, the Adviser may select and contract at its own expense with sub-advisers to manage the purchase, retention and disposition of the investments, securities and cash of each Fund any Fund that is part of a master-feeder arrangement. Furthermore, one or more Funds, as determined by the Adviser, may be advised by two or more sub-advisers. Under these circumstances, the Adviser would allocate such a Fund's assets between and among its sub-advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

         The Trust and the Adviser understand and agree that the Adviser will manage the Trust in a "manager-of-managers" style, which contemplates that the Adviser, among other things, is responsible for

         (i) reviewing and recommending prospective sub-advisers for each Fund;

         (ii) monitoring and supervising each sub-adviser's performance, including each sub-adviser's practices in placing orders and selecting brokers and dealers to execute the Funds' transactions and in negotiating commission rates;

         (iii) providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-advisers;

         (iv) communicating performance expectations and evaluations to each sub-adviser;

         (v) determining whether each sub-advisory agreement should be renewed, modified, or terminated; and

         (vi) providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

All actions of the Adviser are subject to review by the Board. The Trust recognizes that a sub-adviser's services may be terminated or modified pursuant to this process, and that the Adviser may appoint a new sub-adviser for a sub-adviser that is so removed.

         Each sub-adviser's fees will be paid by the Adviser out of the advisory fees received from each of the Funds. The fee will be computed daily and paid periodically at an annual rate applied to the value of the average daily net assets of the Fund or, in the future, the portion of the Fund managed by that sub-adviser. Fees paid to a sub-adviser of a Fund with multiple sub-advisers would depend both on the fee rate negotiated with the Adviser and on the percentage of the Fund's assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser would not be constant, and the relative amounts of fees paid to the various sub-advisers of a Fund would fluctuate. These internal fluctuations, however, would not affect the total management fees paid by a Fund, which would continue to be fixed at the rates and on the terms described in Article II, Section A of the Agreement. The Trust and its Funds have no responsibility to compensate any sub-adviser in any manner.

         The sub-advisers serve in a sub-advisory capacity to the Adviser with respect to each Fund for which they provide investment advice. Subject to the general supervision and direction of the Adviser and, ultimately, the Board, each sub-adviser for a Fund:

         (i) furnishes a continuous investment program for the Fund (or, in the future, the portion thereof for which it provides investment advice) it advises in accordance with the Fund's stated investment objectives and policies;

         (ii) makes investment decisions for the Fund (or, in the future, the portion thereof for which it provides investment advice); and

         (iii) places all orders to purchase and sell securities on behalf of the Fund (or, in the future, the portion thereof for which it provides investment advice).

Each sub-adviser is, and any future sub-adviser will be, unless exempt, registered as an investment adviser under the Investment Advisers Act of 1940 and is or will be an "investment adviser," as defined in Section 2(a)(20) of the Investment Company Act, with respect to the Fund or Funds (or portion thereof) for which it provides investment advice. In addition, a sub-adviser may perform certain limited administrative functions associated with its services for the relevant Fund(s) as set forth in the relevant sub-advisory agreement.

         If a Fund employs multiple sub-advisers, each of whom would have complete discretion to purchase and sell portfolio securities for that portion of the assets of the Fund assigned to it by the Adviser, the Adviser will monitor the performance of both the Fund as a whole and each sub-adviser and will reallocate Fund assets among individual sub-advisers, or recommend to the Board that a Fund employ or terminate particular sub-advisers, to the extent necessary to achieve the overall objective of the particular Fund.

         Pursuant to the "manager-of-managers" structure, each sub-adviser recommended by the Adviser will be selected and approved by the Board, including a majority of the Trustees who are not "interested persons," as defined in section 2(a)(19) of the Investment Company Act, of the Fund or the Manager (the "Independent Trustees"), and each sub-adviser will perform its services pursuant to a written sub-advisory agreement that complies with Section 15(a) of the Investment Company Act and has been approved by the Board, including a majority of the Independent Trustees.


2. The preamble is amended to reflect that the Adviser has registered to do business under the name "Maxim Capital Management, LLC."

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the ___ day of __________, 2002.

                                        ORCHARD SERIES FUND

Attest:                                 By:
       --------------------------          ------------------------
Name:  Beverly A. Byrne                 Name:  W.T. McCallum
                                        Title: President

                                        GW CAPITAL MANAGEMENT, LLC
                                        (d/b/a Maxim Capital Management LLC)

Attest:                                 By:
       --------------------------          ------------------------
Name:  Beverly A. Byrne                 Name:  M.T.G. Graye
                                        Title: President

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                               ORCHARD SERIES FUND



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ORCHARD.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Orchard Series Fund ("Orchard") to be held at 8525 East Orchard Road., Greenwood Village, Colorado, at 1:30 p.m., Mountain Time, on April 4, 2002, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on December 31, 2001, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.


Please sign and date your Proxy and return promptly in the accompanying envelope.

Dated:                        , 2002
       ----------------- -----


-----------------------------------------
(Signature of Shareholder)


This Proxy may be revoked by the Shareholder at any time prior to the Special Meeting.


                                         Please fill in box(es) as shown using black or blue ink or number 2 pencil [X]
                                         PLEASE  DO NOT USE FINE POINT PENS.


This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH
SPECIFICATIONS ARE MADE. The Board of Trustees recommends a vote FOR all proposals.


                                                                                        For      Against     Abstain

1)    To approve a new sub-advisory agreement reappointing Barclays Global Fund
      Advisors as sub-adviser for the Orchard Equity Index Funds.                       [  ]     [  ]        [  ]  1.

2)    To approve a new "manager-of-managers" structure for Orchard.                     [  ]     [  ]        [  ]  2.

3)    To approve an amendment to the Investment Advisory Agreement regarding a new
      manager-of-managers structure for Orchard.                                        [  ]     [  ]        [  ]  3.

4)    IN THE DISCRETION OF THE BOARD OF TRUSTEES, ON SUCH OTHER BUSINESS WHICH
      MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
